Pension Plans and Defined Contribution Plan - Schedule of Amounts Recognized in Consolidated Balance Sheets (Detail) - USD ($) $ in Thousands	Dec. 31, 2017	Dec. 31, 2016
Defined Benefit Plan Disclosure [Line Items]
Accrued benefit liability	$ (43,331)	$ (40,165)
Pension Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Accrued benefit liability	(43,331)	(40,165)
Accumulated other comprehensive income	70,517	61,531
Net amount recognized	$ 27,186	$ 21,366